                                                                    EXHIBIT 10.7


                           FIRST AMENDMENT AGREEMENT
                           -------------------------

     FIRST AMENDMENT AGREEMENT (this "Agreement") dated as of June 24, 1994 by and among (1) Merocel/Xomed Holdings, Inc. ("Holdings"), (2) Merocel Corporation ("Merocel"), (3) Xomed-Treace, Inc. ("Xomed"), (4) Xomed-Treace, P.R. Inc. ("Xomed P.R."), (5) Bank of Boston Connecticut ("BKBCT"), Chemical Bank, Bank of Scotland and Internationale Nederlanden (U.S.) Capital Corporation as banks (collectively, the "Banks" and individually, a "Bank"), and (6) BKBCT as agent (the "Agent") for the Banks, with respect to a certain Credit Agreement dated as of April 15, 1994 (the "Credit Agreement") by and among the Borrower, the Banks and the Agent.

                             W I T N E S S E T H:

     WHEREAS, the Borrowers have requested that the Banks and the Agent amend certain provisions of the Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     SECTION 1. Definitions. Capitalized terms used herein without definition
                -----------
that are defined in the Credit Agreement shall have the same meanings herein as therein.

     SECTION 2. Ratification of Existing Agreements. All of the Borrowers'
                ------------ -- -------- ----------
obligations and liabilities to the Banks and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     SECTION 3. Representations and Warranties. All of the representations and
                --------------- --- ----------
warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that any of such representations and warranties relate expressly to an earlier date.

     SECTION 4. Amendments to the Credit Agreement.
                ---------- -- --- ------ ---------

     (a) Amendment to Schedule 1. Schedule 1 of the Credit Agreement is hereby
         -----------------------
amended as of the date hereof to read as follows:
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                                      -2-


                                  "Schedule 1
                                   ----------

                             Lending Institutions

                                                       COMMITMENT
                                                       ----------
     BANKS                         COMMITMENT          PERCENTAGE
     -----                         ----------          ----------

     Bank of Boston Connecticut    $6,553,191.48       46.8085%
     81 West Main Street
     Waterbury, Connecticut


     Chemical Bank                 $3,574,468.10        25.5319%
     277 Park Avenue
     New York, New York 10172
     Bank of Scotland              $1,936,170.21        13.8298%
     565 Fifth Avenue
     New York, New York 10017

     Internationale                $1,936,170.21        13.8298%
       Nederlanden (U.S.)
         Capital Corporation
     200 Galleria Parkway N.W.
     Suite 950
     Atlanta, GA 30339

     (b) Amendment to Section l9.1(c). Section l9.1(c) on page 60 of the Credit
         ----------------------------
Agreement is hereby amended in its entirety to read as follows:

     "(c) each assignment shall be in an amount that is not less than $5,000,000 unless such assigning Bank is assigning its entire Commitment and its entire Term Loan,"

     SECTION 5. Conditions Precedent. The effectiveness of the amendments and
                ---------- ---------
waivers contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

     (a) All of the representations and warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in SECTION 3 hereof.

     (b) The Agent shall have received evidence satisfactory to the Agent that no Default or Event of Default shall have occurred and be continuing.

     SECTION 6. Miscellaneous Provisions.
                ------------- ----------
     (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other

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                                      -3-

Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

     (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

     (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                        MEROCEL/XOMED HOLDINGS, INC.

                                        By: /s/ Mark K. Adams
                                            ----------------------------
                                            Mark K. Adams
                                            Its President


                                         MEROCEL CORPORATION

                                        By: /s/ Mark K. Adams
                                            ----------------------------
                                            Mark K. Adams
                                            Its President


                                        XOMED-TREACE, INC.

                                        By: /s/ Mark K. Adams
                                            ----------------------------
                                            Mark K. Adams
                                            Its President


                                        XOMED-TREACE, P.R. INC.

                                        By: /s/ Mark K. Adams
                                            ----------------------------
                                            Mark K. Adams
                                            Its President

                      (Signatures continued on next page)

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                                      -4-

                                        BANK OF BOSTON CONNECTICUT,
                                          Individually and as Agent

                                        By: /s/ Garth J. Collins
                                            ----------------------------
                                            Garth J. Collins
                                            Its Assistant Vice President


                                        CHEMICAL BANK

                                        By:
                                            ----------------------------

                                            Its



                                        BANK OF SCOTLAND

                                        By:
                                            ----------------------------

                                            Its


                                        INTERNATIONALE NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION

                                        By:
                                            ----------------------------

                                            Its

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                                      -5-


                                        BANK OF BOSTON CONNECTICUT,
                                          Individually and as Agent

                                        By:
                                            ----------------------------
                                            Garth J. Collins
                                            Its Assistant Vice President


                                        CHEMICAL BANK

                                        By: /s/ Elizabeth L. Buttenworth
                                            ----------------------------
                                            Elizabeth L. Buttenworth
                                            Its Vice President



                                        BANK OF SCOTLAND

                                        By:
                                            ----------------------------

                                            Its


                                        INTERNATIONALE NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION

                                        By:
                                            ----------------------------

                                            Its

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                                      -6-

                                        BANK OF BOSTON CONNECTICUT,
                                          Individually and as Agent

                                        By:
                                            ----------------------------
                                            Garth J. Collins
                                            Its Assistant Vice President


                                        CHEMICAL BANK

                                        By:
                                            ----------------------------

                                            Its



                                        BANK OF SCOTLAND

                                        By: /s/ Catherine M. Oniffrey
                                            ----------------------------
                                            Catherine M. Oniffrey
                                            Its Vice President


                                        INTERNATIONALE NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION

                                        By:
                                            ----------------------------

                                            Its

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                                      -7-

                                        BANK OF BOSTON CONNECTICUT,
                                          Individually and as Agent

                                        By:
                                            ----------------------------
                                            Garth J. Collins
                                            Its Assistant Vice President


                                        CHEMICAL BANK

                                        By:
                                            ----------------------------

                                            Its



                                        BANK OF SCOTLAND

                                        By:
                                            ----------------------------

                                            Its


                                        INTERNATIONALE NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION

                                        By: /s/ James W. Latimer
                                            ----------------------------
                                            James W. Latimer
                                            Its Managing Director